UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SoundThinking, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MMMMMMMMMMMM C 1234567890 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/SSTI or scan 000001 ADD 2 the QR code — login details are located in the ADD 3 ADD 4 shaded bar below. MMMMMMMMM ADD 5 ADD 6 Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the SoundThinking, Inc. Stockholder Meeting to be Held on Wednesday, June 3, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to stockholders are available at: www.envisionreports.com/SSTI Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SSTI. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. You will not receive a copy of the proxy materials unless you make such a request. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 19, 2026 to facilitate timely delivery. 2 NOT COY 04A7RA

Stockholder Meeting Notice The 2026 Annual Meeting of Stockholders of SoundThinking, Inc. will be held on Wednesday, June 3, 2026 at 9:00 a.m. Pacific Time, virtually via the internet at meetnow.global/MTYR94M. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, a vote FOR Proposal 2 and a vote FOR Proposal 3: 1. Election of Class III Directors: 01—Ralph A. Clark 02—Marc Morial 03—Ruby Sharma 2. Advisory approval of the compensation of the Company’s named executive officers. 3. Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online to www.envisionreports.com/SSTI or request a paper copy of the proxy materials to receive a proxy card by following the instructions below. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SSTI. Click Cast Your Vote or Request Proxy Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials SoundThinking, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the proxy materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 19, 2026